Exhibit 10.12

[EXECUTION COPY]

PUT AGREEMENT

THIS PUT AGREEMENT (as amended, supplemented, amended and restated or otherwise modified from time to time referred to as this “Agreement”), dated as of February 28, 2003, is made by ITC HOLDINGS CORP., a Michigan corporation (“Holdco”), in favor of CIBC, INC., a Delaware corporation (together with its successors, transferees or assigns, the “Lender”).  Unless otherwise defined, all capitalized terms used herein shall have the meanings ascribed thereto in the relevant Note or Pledge Agreement, each as defined below.

W I T N E S S E T H:

WHEREAS, pursuant to a Credit Agreement, dated as of February 28, 2003 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Holdco Credit Agreement”), among Holdco, the various financial institutions and other Persons from time to time parties thereto, as the lenders, Canadian Imperial Bank of Commerce, as administrative agent and Union Bank of California and Société Générale, as co-syndication agents, such lenders have extended commitments to make credit extensions to Holdco;

WHEREAS, the Lender may make the loans described on Schedule B hereto in aggregate amounts up to the amounts set forth thereon and such other loans as Holdco and the Lender may agree in writing are to be subject to this Agreement from time to time (collectively referred to as the “Loans”) to certain management and employees of Holdco and its subsidiaries (such persons being collectively referred to as “Management”) such Loans to be made pursuant to and evidenced by notes made by Management (as amended, supplemented, amended and restated or otherwise modified from time to time, collectively referred to as the “Notes”);

WHEREAS, in connection with and as a condition to making the Loans, Management will be required to pledge in favor of the Lender, among other things, their capital securities in Holdco pursuant to pledge agreements to be executed from time to time by Management (as amended, supplemented, amended and restated or otherwise modified from time to time, collectively referred to as the “Pledge Agreements”); and

WHEREAS, as a condition precedent to the making of the Loans, Holdco is required to execute and deliver this Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lender to make Loans to Management pursuant to the Notes, Holdco agrees, for the benefit of the Lender, as follows.

ARTICLE I
ASSIGNMENT OF LOANS

SECTION 1.1.  Assignment Obligation.  Holdco hereby agrees that, upon notice to it by the Lender that one or more of the circumstances giving rise to enforcement hereof under Section 1.2 has occurred and is continuing, (i) Holdco and the Lender will promptly (and in any event within one business day following receipt of such notice) execute and deliver an assignment agreement in the form of Exhibit A hereto (an “Assignment Agreement”) with respect to the Loans and the applicable Pledge Agreement of one or more Management being assigned from the Lender to Holdco as further described in such Assignment Agreement and (ii) Holdco will pay in immediately available funds, in U.S. Dollars, the aggregate amount of outstanding principal, accrued interest and other amounts set forth by the Lender in such Assignment Agreement to be owing to the Lender from applicable Management in connection with the Loans, which amount shall be conclusive and binding on Holdco, absent manifest error (referred to as the “Aggregate Amount”).  In lieu of paying U.S. Dollars in the Aggregate Amount to the Lender, Holdco may execute and (together with its delivery of such Assignment Agreement) deliver to the Lender a demand promissory note in a principal amount equal to the Aggregate Amount, in the form of Exhibit B hereto (the “Demand Note”).  Subject to Section 1.5, Holdco’s obligations hereunder with respect to any particular Loan shall terminate upon the earlier to occur of the repayment in cash in full of the amounts owing under such Loan or satisfaction of Holdco’s obligations hereunder with respect thereto.

SECTION 1.2.  When Delivery of Assignment Agreement, Demand Note, etc. is Required.  The parties agree that the obligations of Holdco under Section 1.1 with respect to one or more particular Loans shall be enforceable by the Lender from time to time upon the occurrence of any of the following events:

(a)                                  as to any particular individual of Management, upon his or her termination of employment with Holdco for whatever reason (whether for good cause or no cause at all), or the demotion of such individual (either in title or job responsibilities);

(b)                                 the resignation or other voluntary cessation of employment with Holdco by an individual Management;

(c)                                  the death or (in the reasonable judgment of the Lender), incompetency or disability of any individual Management, if such individual can no longer fully act in the employment capacity that such individual did prior to the occurrence of incompetency or disability and his or her salary is materially reduced;

(d)                                 the occurrence and continuation of any Event of Default under (and as defined from time to time in) either Credit Agreement, and for purposes of this Agreement, “Credit Agreement” has the meaning set forth in Schedule A attached hereto and made a part hereof;

(e)                                  at any time within five business days prior to the date on which Holdco (or any of its successors or transferees, by way of business combination, merger or otherwise) becomes an “issuer” as that term is defined in Section 2(a)(7) of the Sarbanes-Oxley Act of 2002; or

(f)                                    as to any individual Management, the occurrence of an “Event of Default” under (and as defined in) the Note or Pledge Agreement delivered by such individual, which such Event of Default is continuing.

SECTION 1.3.  Obligation Absolute.  Holdco hereby appoints the Lender, its true and lawful attorney, irrevocably, with full power (in such attorney’s name or otherwise) and coupled with an interest, to enforce the obligation of Holdco contained herein or to take any action or institute any proceedings that the Lender may deem necessary or advisable with respect thereto.  The Lender agrees that it will only be entitled to exercise such rights from and after the time an event set forth in Section 1.1 has occurred and is then continuing.  Each and every right and remedy of the Lender shall be cumulative and shall be in addition to, and not in limitation of, each other right and remedy given hereunder now or hereafter existing or at law or in equity.

SECTION 1.4.  Continuing Obligations.  This Agreement and the obligations of Holdco hereunder shall in all respects be a continuing, absolute, unconditional and irrevocable agreement, and shall remain in full force and effect until the earliest to occur of (i) the date on which all obligations of Holdco hereunder have been satisfied in accordance with the terms hereof and (ii) the date on which all amounts outstanding under or in connection with all Notes and all Pledge Agreements have been paid in cash in full, subject in the case of any individual Loans to the provisions of Sections 1.1 and 1.5 in respect thereof.

SECTION 1.5.  Reinstatement, etc.  Holdco hereby agrees that (notwithstanding any other terms of this Agreement), this Agreement and the obligations of Holdco hereunder shall continue to be effective or be reinstated, as the case may be, if at any time any payment made to the Lender in respect of a Loan or other amount owing to the Lender from any Management (in whole or in part) is invalidated, declared to be fraudulent or preferential, set aside, rescinded or must otherwise be restored by the Lender, including, without limitation, upon the occurrence of any bankruptcy, insolvency or similar event of a particular Management or otherwise, all as though such payment had not been made.

SECTION 1.6.  Nature of Holdco Obligation.  The obligation of Holdco under this Agreement shall be absolute, unconditional and irrevocable irrespective of:

(a)  any lack of validity, legality or enforceability of any Loan, Note or Pledge Agreement;

(b)  the failure of the Lender (i) to assert any claim or demand or to enforce any right or remedy against any Management, or any Note or Pledge Agreement, or (ii) to exercise any right or remedy against any collateral securing any obligations of any Management;

(c)  any change in the time, manner or place of payment of, or in any other term of, all or any part of the obligations of Management (provided, that the Lender will not forgive or reduce (other than as a result of a Dollar for Dollar payment) any amounts owing to it by any Management); or

(d)  any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of Holdco hereunder (other than as a result of the Lender forgiving or reducing the principal amount of, or interest or other amount owing with respect to, any Loan).

ARTICLE II
REPRESENTATIONS, WARRANTIES AND COVENANTS

SECTION 2.1.  Representations, Warranties.  In order to induce the Lender to enter into this Agreement and the Pledge Agreements and to make Loans to Management from time to time, Holdco represents and warrants to the Lender that the representations and warranties contained in Sections 7.1 through 7.5 (inclusive) and Section 7.16 of Article 7 of the Holdco Credit Agreement are true and correct in all material respects, each such representation and warranty set forth in such Article and all other terms of the Holdco Credit Agreement to which reference is made therein, together with all related definitions and ancillary provisions, are hereby incorporated into this Agreement by this reference as though specifically set forth in this Section; provided, that references in such Article to (i) ”the Borrower” shall be deemed to be a reference to Holdco and (ii) ”Finance Document” and “Finance Documents”, and “Credit Document” and “Credit Documents”, shall (in each case) be deemed to be a reference to this Agreement.

SECTION 2.2.  Delivery of Notices.  Holdco agrees that it will promptly (and any event within three business days following) its knowledge of the occurrence of any event set forth in Section 1.2 deliver a notice of the occurrence of such event to the Lender.

ARTICLE III
MISCELLANEOUS PROVISIONS

SECTION 3.1.  Assignment of Agreement.  Neither Holdco nor the Lender may assign or delegate any of its rights or obligations hereunder without the prior written consent of the other party hereto and any attempted assignment shall be null and void.

SECTION 3.2.  Amendments, etc.  No amendment to or waiver of any provision of this Agreement, nor consent to any departure by Holdco of its obligations under this Agreement, shall in any event be effective unless the same shall be in writing and signed by Holdco and the Lender and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 3.3.  Notices.  All notices and other communications provided for hereunder shall be in writing (including facsimile communication) and mailed, telecopied or delivered to Holdco to the address or facsimile number set forth in the Holdco Credit Agreement, or at such other address or facsimile number as may be designated by Holdco in a notice to the Lender or, if such notice or communication is to the Lender, to the address or facsimile number set forth in the signature page hereof or at such other address or facsimile number as may be designated by the Lender in a notice to Holdco.  All such notices and other communications, when mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any such notice or communication, if transmitted by facsimile, shall be deemed given when the confirmation of transmission thereof is received by the transmitter.

SECTION 3.4.  No Waiver; Remedies.  No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.  The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

SECTION 3.5.  Captions.  Section captions used in this Agreement are for convenience of reference only, and shall not affect the construction of this Agreement.

SECTION 3.6.  Severability.  Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

SECTION 3.7.  Governing Law, Entire Agreement, etc.  THIS AGREEMENT WILL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).  This Agreement constitutes the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect thereto.

SECTION 3.8.  Forum Selection and Consent to Jurisdiction.  ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY OF THE PARTIES HERETO IN CONNECTION HEREWITH MAY BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK.  HOLDCO IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK AT HOLDCO’S ADDRESS FOR NOTICES SPECIFIED IN SECTION 12.2 OF THE HOLDCO CREDIT AGREEMENT.  HOLDCO HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.  TO THE EXTENT THAT HOLDCO HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, HOLDCO HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT.

SECTION 3.9.  Counterparts.  This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.  Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 3.10.  Waiver of Jury Trial.  THE PARTIES HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY OF THE PARTIES HERETO IN CONNECTION THEREWITH.  HOLDCO ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER ENTERING INTO THIS AGREEMENT AND MAKING LOANS FROM TIME TO TIME TO MANAGEMENT.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

ITC HOLDINGS CORP.

By:
Title:

Acknowledged and Accepted as of
the day and year first above written:

CIBC, INC.

By:
Title:

SCHEDULE A

CREDIT AGREEMENTS

Opco Credit Agreement

Credit Agreement, dated as of February 28, 2003, among International Transmission Company, a Michigan corporation, as the borrower, the various financial institutions and other persons from time to time parties thereto, as the lenders, Canadian Imperial Bank of Commerce, as the administrative agent and the swingline lender and Union Bank of California and Société Générale, as co-syndication agents (without giving effect to any amendments, supplements or other modifications, if any, from time to time subsequent to February 28, 2003, unless agreed to by the Lender).

Holdco Credit Agreement

Credit Agreement, dated as of February 28, 2003, among ITC Holdings Corp., a Michigan corporation, as the borrower, the various financial institutions and other persons from time to time parties thereto, as the lenders, Canadian Imperial Bank of Commerce, as administrative agent and Union Bank of California and Société Générale, as co-syndication agents (without giving effect to any amendments, supplements or other modifications, if any, from time to time subsequent to February 28, 2003, unless agreed to by the Lender).

SCHEDULE B

SUMMARY OF LOANS

NAME	MAXIMUM PRINCIPAL AMOUNT
Joseph Welch	$500,000
Linda Blair	$200,000
Richard Schultz	$200,000
Jim Cyrulewski	$200,000
Denis DesRosiers	$100,000
Peter Scussel	$100,000
Michael Moltane	$100,000
Joseph Fennell	$100,000
Christine Kujawa	$100,000
James Wachlarz	$100,000
John Flynn	$75,000
Raymond Smith	$45,000
David Doubley	$40,000

EXHIBIT A

[ASSIGNMENT AGREEMENT]

EXHIBIT B

[DEMAND NOTE]

EXECUTION COPY

CIBC, Inc.
300 Madison Avenue
New York, NY  10017

March 4, 2005

ITC Holdings Corp.
39500 Orchard Hill Place
Novi, Michigan  48375

Re: Amendment of Put Agreement; Waiver under Notes

Ladies and Gentlemen:

Reference is made (i) to that Put Agreement (the “Put Agreement”) dated February 28, 2003 between ITC Holdings Corp. (“Holdco”) and CIBC, Inc. (“CIBC”) and (ii) to those Notes (as defined in the Put Agreement) to which the Put Agreement refers and which are outstanding on the date hereof.  Capitalized terms used but not defined in this letter (including Annex A hereto) shall have the respective meanings assigned thereto in the Put Agreement.

Holdco has requested that the terms of the Put Agreement be amended in light of the potential for Holdco to become an “issuer”, as that term is defined in Section 2(a)(7) of the Sarbanes-Oxley Act of 2002.  CIBC is willing to make such amendment.  Subject to the satisfaction of the condition precedent set forth in the second succeeding paragraph hereto, Holdco and CIBC hereby agree that the Put Agreement shall be amended to delete Section 1.2(e) thereof in its entirety and substitute in lieu thereof the following:

“(e)  as to the outstanding Loans of any particular individual of Management, at any time after the fifth business day prior to the date on which Holdco causes such individual to become an “executive officer” for purposes of Section 13(k) of the Securities Exchange Act (as enacted by Section 402 of the Sarbanes-Oxley Act of 2002);”

In light of the same issue, Holdco has also requested that CIBC waive the repayment by each member of Management of principal of and accrued interest on the outstanding Loans required by paragraph (D) on page 2 of such member’s Note.  CIBC is willing to grant such waiver.  Subject to (i) the satisfaction of the condition precedent set forth in the next succeeding paragraph hereto and (ii) as to the outstanding Loans of any particular member of Management, Holdco’s not causing such member of Management to become an “executive officer” for purposes of Section 13(k) of the Securities Exchange Act (as enacted by Section 402 of the Sarbanes-Oxley Act of 2002), CIBC hereby waives the repayment by each member of

Management of principal of and accrued interest on the outstanding Loans required by paragraph (D) on page 2 of such member’s Note.

As a condition precedent to CIBC’s consent to the amendment and waiver in the above paragraphs, Holdco shall deliver to CIBC an officer’s certificate in the form attached hereto as Annex A.

Holdco further agrees that, during the period commencing on the date hereof and ending on the date upon which that particular registration statement (in draft form as of the date hereof) pursuant to which it is contemplated that Holdco may become an “issuer”, as that term is defined in Section 2(a)(7) of the Sarbanes-Oxley Act of 2002, becomes effective, it shall not cause any member of Management with an outstanding Loan under the Notes to become an “executive officer” for purposes of Section 13(k) of the Securities Exchange Act (as enacted by Section 402 of the Sarbanes-Oxley Act of 2002).

All other terms and conditions of the Put Agreement and the Notes shall remain in full force and effect, without modification.

THIS AMENDMENT AND WAIVER WILL BE DEEMED TO BE MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.  This amendment and waiver constitutes the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect thereto.

This amendment and waiver may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same amendment and waiver.  Delivery of an executed counterpart of a signature page to this amendment and waiver by facsimile shall be effective as delivery of a manually executed counterpart of this amendment and waiver.

If the foregoing sets forth the understanding between us, please so indicate on the enclosed signed copy of this amendment and waiver in the space provided therefor and return it to us, whereupon this amendment and waiver shall constitute a binding agreement among us.

Very truly yours,

CIBC, Inc.

By:
Name:
Title:

AGREED TO AND ACCEPTED:

ITC Holdings Corp.

By:
Name:
Title:

ANNEX A

OFFICER’S CERTIFICATE OF
ITC HOLDINGS CORP.

The undersigned, [                                ], does hereby certify that he is the duly elected, acting and qualified [                                ] of ITC Holdings Corp. (“Holdco”).

This certificate is provided in connection with that certain letter agreement dated the date hereof (the “Letter Agreement”) between Holdco and CIBC, Inc. (“CIBC”).  Capitalized terms used but not defined in this certificate shall have the respective meanings assigned thereto in the Letter Agreement.

In my capacity as [                                ] of Holdco, I hereby certify as of the date hereof that none of the members of Management with outstanding Loans under the Notes are “executive officers” for purposes of Section 13(k) of the Securities Exchange Act (as enacted by Section 402 of the Sarbanes-Oxley Act of 2002).

IN WITNESS WHEREOF, I have hereunto set my hand as of this        day of March, 2005.

ITC HOLDINGS CORP.

By:
Name:
Title: